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                                                                   Exhibit 10.24
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                          NEWS AMERICA INCORPORATED,

                                              Company,

                         THE NEWS CORPORATION LIMITED,
                           FOX BROADCASTING COMPANY,
                        FOX ENTERTAINMENT GROUP, INC.,
                        FOX TELEVISION HOLDINGS, INC.,
                        HARPERCOLLINS PUBLISHERS INC.,
                              HARPERCOLLINS (UK),
                     THE HERALD AND WEEKLY TIMES LIMITED,
                         NATIONWIDE NEWS PTY. LIMITED,
                       NEWS AMERICA MARKETING FSI, INC.,
                        NEWS GROUP NEWSPAPERS LIMITED,
                            NEWS INTERNATIONAL plc,
                                 NEWS LIMITED,
                      NEWS PUBLISHING AUSTRALIA LIMITED,
                             NEWS SECURITIES B.V.,
                           NEWS T INVESTMENTS, INC.,
                         NEWS TRIANGLE FINANCE, INC.,
                             NEWSCORP INVESTMENTS,
                          NEWSCORP OVERSEAS LIMITED,
                    TWENTIETH CENTURY FOX FILM CORPORATION,
                TWENTIETH CENTURY FOX HOME ENTERTAINMENT, INC.,

                                              Guarantors
                                      and

                             THE BANK OF NEW YORK,

                                              Trustee
                             _____________________

                         FIRST SUPPLEMENTAL INDENTURE
                           Dated as of March 2, 2000

                   Amending and Supplementing the Indenture
                         Dated as of November 12, 1996
                             _____________________

                 5% Subordinated Discount Debentures due 2016

================================================================================
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     FIRST SUPPLEMENTAL INDENTURE, dated as of March 2, 2000, among News America
Incorporated, a Delaware corporation (the "Company") with its principal office located at 1211 Avenue of the Americas, New York, New York 10036, The News Corporation Limited, a South Australia, Australia corporation (A.C.N. 007 910
330) ("News Corporation"), Fox Broadcasting Company, Fox Entertainment Group, Inc., Fox Television Holdings, Inc., HarperCollins Publishers Inc.,
HarperCollins (UK), The Herald and Weekly Times Limited, Nationwide News Pty. Limited, News America Marketing FSI, Inc., News Group Newspapers Limited, News International plc, News Limited, News Publishing Australia Limited, News Securities B.V., News T Investments, Inc., News Triangle Finance, Inc., Newscorp Investments, Newscorp Overseas Limited, Twentieth Century Fox Film Corporation, Twentieth Century Fox Home Entertainment, Inc., and The Bank of New York, a New York banking corporation (the "Trustee"), amending and supplementing the Indenture, dated as of November 12, 1996 (the "Original Indenture"), among the Company, the guarantors named therein (collectively, the "Guarantors") and the Trustee, which provided for the issuance of the Company's 5% Subordinated Discount Debentures due November 12, 2016 (the "Securities"). (The Original Indenture as supplemented by this First Supplemental Indenture and as may hereafter be supplemented is referred to herein as the or this "Indenture"). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Indenture.


                                   RECITALS:

     WHEREAS, effective December 31, 1997 two Guarantors under the Indenture, News America Publishing Incorporated ("NAPI") and Fox, Inc. ("Fox"), were merged into the Company and upon such merger the separate corporate existence of NAPI and Fox ceased and the Company remained in existence as the Surviving Corporation;

     WHEREAS, effective January 2, 1998, the Company changed its name to News America Incorporated;

     WHEREAS, effective June 30, 1998, News America FSI, Inc., a Guarantor under the Indenture, changed its name to News America Marketing FSI, Inc.; effective August 11, 1998, Twentieth Holdings Corporation, a Guarantor under the Indenture, changed its name to Fox Entertainment Group, Inc.; and effective October 24, 1998, Fox Television Stations, Inc., a Guarantor under the Indenture, changed its name to Fox Television Holdings, Inc.; and effective January 22, 1999, Newscorp Investments Limited, a Guarantor under the Indenture, changed its name to Newscorp Investments; and

     WHEREAS, effective March 1, 1999, all of the stock of News America Publications Inc., a Guarantor under the Indenture, was sold by News Corporation, and upon such sale, News America Publications Inc. ceased to be a Guarantor under Indenture; and

     WHEREAS, the provisions of this First Supplemental Indenture shall not adversely affect the interests of the Holders of Securities in any material respect; and

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     WHEREAS, the Original Indenture is subject to the provisions of the United
States Trust Indenture Act of 1939, as amended (the "TIA"), that are required to be part of the Original Indenture and the Indenture shall, to the extent applicable, be governed by such provisions; and

     WHEREAS, the Company has duly authorized the execution and delivery of this First Supplemental Indenture and has done all things necessary to make this First Supplemental Indenture a valid agreement in accordance with its terms.


     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities, as follows:


                                  ARTICLE ONE

                              ORIGINAL INDENTURE

     SECTION 101.   Effect of Original Indenture.
                    ----------------------------

     Except as specifically provided in this First Supplemental Indenture, the Original Indenture, as heretofore supplemented and amended, shall remain in full force and effect.


                                  ARTICLE TWO

                          AMENDMENTS TO THE INDENTURE

     SECTION 201.   Elimination of Guarantors.
                    -------------------------

     In accordance with Section 901 of the Original Indenture, each of the following entities is hereby eliminated as a Guarantor under the Indenture:

     Name                           Jurisdiction of Incorporation
     ----                           -----------------------------

Fox, Inc.                                     Colorado
News America Publishing Incorporated          Delaware
News America Publications Inc.                Delaware

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     SECTION 202.   Change of Name of the Company and Certain Guarantors.
                    ----------------------------------------------------

     In accordance with Section 901 of the Original Indenture, the name of the Company is hereby changed to News America Incorporated, the name of News America FSI, Inc. is hereby changed to News America Marketing FSI, Inc., the name of Twentieth Holdings Corporation is hereby changed to Fox Entertainment Group, Inc., the name of Fox Television Stations, Inc. is hereby changed to Fox Television Holdings, Inc. and the name of Newscorp Investments Limited is hereby changed to Newscorp Investments.


     SECTION 203.   References in the Indenture.
                    ---------------------------

     By reason of the elimination of certain Guarantors pursuant to Section 201 hereof, the name change of four Guarantors pursuant to Section 202 hereof and the continuation, as Guarantors, of the Guarantors under the Indenture, all references in the Indenture to the "Guarantors" are hereby deemed to refer to the following entities and all such references to each or any "Guarantor" are hereby deemed to refer to each of such entities:

     Name                               Jurisdiction of Incorporation
     ----                               -----------------------------

The News Corporation Limited                      South Australia, Australia
Fox Broadcasting Company                          Delaware
Fox Entertainment Group, Inc.                     Delaware
Fox Television Holdings, Inc.                     Delaware
HarperCollins Publishers Inc.                     Delaware
HarperCollins (UK)                                England
The Herald and Weekly Times Limited               Victoria, Australia
Nationwide News Pty. Limited                      Australian Capital
                                                   Territory, Australia
News America Marketing FSI, Inc.                  Delaware
News Group Newspapers Limited                     England
News International plc                            England
News Limited                                      South Australia, Australia
News Publishing Australia Limited                 Delaware
News Securities B.V.                              Netherlands
News T Investments, Inc.                          Delaware
News Triangle Finance, Inc.                       Delaware
Newscorp Investments                              England
Newscorp Overseas Limited                         Cayman Islands,
                                                   British West Indies
Twentieth Century Fox Film Corporation            Delaware
Twentieth Century Fox Home Entertainment, Inc.    Michigan

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     SECTION 204.   Change of Definition of "Subsidiary."
                    -----------------------------------

     In accordance with Section 801 of the Original Indenture, the definition of "Subsidiary" set forth in Section 101 of the Original Indenture is hereby amended by deleting the existing definition thereof and substituting therefor the following:

     "Subsidiary" is defined as, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof has at least a majority ownership interest and the power to direct the policies, management and affairs thereof and shall, with respect to News Corporation and NAI, include Fox Television Holdings, Inc. and its Subsidiaries and their successors. For purposes of this definition, any director's qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.


                                 ARTICLE THREE

                                 MISCELLANEOUS

     SECTION 301.   Effect of Headings.
                    ------------------

     The Article and Section headings herein are for convenience of reference only and shall not effect the construction hereof.

     SECTION 302.   Governing Law.
                    -------------

     Subject to the following sentence, this First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. This First Supplemental Indenture is subject to the provisions of the TIA that are required to be part of the Original Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 303.   Counterparts.
                    ------------

     This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed as of the day and year first above written.

                                 News America Incorporated


                                 By: /s/ Arthur M. Siskind
                                     ---------------------------------------
                                   Name: Arthur M. Siskind
                                   Title: Senior Executive Vice President

                                 Executed as a Deed in New York,
                                 New York


                                 The News Corporation Limited,
                                        as Guarantor


                                 Fox Broadcasting Company,
                                        as Guarantor


                                 Fox Entertainment Group,
                                        as Guarantor


                                 Fox Television Holdings, Inc.,
                                        as Guarantor


                                 HarperCollins Publishers Inc.,
                                        as Guarantor


                                 HarperCollins (UK),
                                        as Guarantor


                                 The Herald and Weekly Times Limited,
                                        as Guarantor

                                 Nationwide News Pty. Limited,
                                        as Guarantor

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                                 News America Marketing FSI, Inc.,
                                        as Guarantor


                                 News Group Newspapers Limited,
                                        as Guarantor


                                 News International plc,
                                        as Guarantor


                                 News Limited,
                                        as Guarantor


                                 News Publishing Australia Limited,
                                        as Guarantor


                                 News Securities B.V.,
                                        as Guarantor


                                 News T Investments, Inc.,
                                        as Guarantor


                                 News Triangle Finance, Inc.,
                                        as Guarantor


                                 Newscorp Investments,
                                        as Guarantor


                                 Newscorp Overseas Limited,
                                        as Guarantor


                                 Twentieth Century Fox Film Corporation,
                                        as Guarantor

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                                 Twentieth Century Fox Home
                                 Entertainment, Inc.,
                                        as Guarantor



                                 By: /s/ Arthur M. Siskind
                                     ----------------------------------------
                                     Name:  Arthur M. Siskind
                                     Title: Senior Executive Vice President,
                                            News America Incorporated,
                                            as Attorney for the Guarantors

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                                 The Bank of New York


                                 By: /s/ Michael Culhane
                                    -------------------------------
                                    Name:  MICHAEL CULHANE
                                    Title: VICE PRESIDENT


     [seal]


Attest: /s/ J.C. Knight
       -------------------

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STATE OF NEW YORK   )
                    )  :  ss.:
COUNTY OF NEW YORK  )

     On this 8 day of March, 2000, before me personally appeared Arthur M. Siskind who acknowledged himself to be a Senior Executive Vice President of News America Incorporated, and that he, as such Senior Executive Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such Senior Executive Vice President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




Notary Public      /s/ Angela Weissert


[Notarial Seal]                  ANGELA D. WEISSERT
                          Notary Public, State of New York
                                   No. 41-4956083
                             Qualified in Nassau County
                         Commission Expires Sept. 11, 2001

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STATE OF NEW YORK   )
                    )  :  ss.:
COUNTY OF NEW YORK  )

     On the 14/th/ day of March, 2000, before me personally came Michael Culhane, to me known, who, being by me duly sworn, did depose and say that s/he is a Vice President of The Bank of New York, the New York banking corporation described in and which executed the foregoing instrument by authority of the Board of Directors of said New York banking corporation, and that s/he signed her/his name thereto by like authority.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



Notary Public             /s/ Robert Schneck


                              ROBERT SCHNECK
                     Notary Public, State of New York
                               No. 4746935
                        Qualified in Nassau County
[Notarial Seal]    Certificate Filed in New York County
                     Commission Expires May 31, 2001

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                           NEWS AMERICA INCORPORATED
                          1211 Avenue of the Americas
                           New York, New York 10036





                                                    March 2, 2000



The Bank of New York
101 Barclay Street
New York, New York 10286


     Attention: Corporate Trust Administration

Ladies and Gentlemen:

     Reference is made to an Amended and Restated Indenture, dated as of April 8, 1993, among News America Incorporated (the "Company"), The News Corporation Limited, as the guarantor, and you, as trustee, with respect to the Company's Senior Subordinated Securities and Subordinated Securities. With respect thereto, please be advised that effective January 2, 1998, the Company changed its name from News America Holdings Incorporated to News America Incorporated.

     Please acknowledge receipt of this Notice by executing the attached copy of this letter and returning it in the enclosed envelope.

                                   NEWS AMERICA INCORPORATED


                                   By: /s/ Arthur M. Siskind
                                      ------------------------------
                                       Arthur M. Siskind
                                       Senior Executive Vice President



RECEIPT ACKNOWLEDGED:


By:
   --------------------


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